Exhibit 99.2
NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
(UNAUDITED)
DISCLAIMER:
The Company strongly encourages investors to read its annual and quarterly filings with the Securities and Exchange Commission (the “SEC Filings”), including the financial statements and description of risk factors therein. Although certain information included in this chart is intended to be identical to information in the SEC Filings, in the event of a conflict between information included in the SEC Filings and in this chart, the SEC Filings should be relied upon. Other information included in this chart represents financial metrics compiled by the Company for internal use in analyzing certain aspects of its business (the “Internal Metrics”). The Internal Metrics represent management’s good faith estimates as of the date of this chart, and the Company makes no representations as to either their accuracy or completeness. The Company disclaims any obligation to update this chart to reflect future events or circumstances or to correct inaccuracies in historical information.
TOTAL COMPANY

All numbers in $000s except Per Share, People data	2009			Full Year	2008				Full Year
and percentages	Q3	Q2	Q1	2009	Q4	Q3	Q2	Q1	2008
Revenues Before Reimbursements	$159,153	$157,332	$167,212	$483,697	$174,475	$178,908	$189,385	$184,294	$727,062
Reimbursements	18,210	16,224	15,150	49,584	19,526	19,184	22,023	22,845	83,578
Total Revenues	177,363	173,556	182,362	533,281	194,001	198,092	211,408	207,139	810,640
Y/Y Growth rate	-10%	-18%	-12%	-14%	-5%	4%	11%	13%	6%
Q/Q Growth rate	2%	-5%	-6%	N/A	-2%	-6%	2%	2%	N/A

Geographic Revenues as % of Total
U.S. Operations	84%	84%	86%	85%	85%	82%	82%	85%	83%
Non U.S. Operations	16%	16%	14%	15%	15%	18%	18%	15%	17%

Cost of Services Before Reimbursements	100,545	101,967	110,267	312,779	107,027	110,083	113,852	113,073	444,035
% of Revenues Before Reimbursements	63%	65%	66%	65%	61%	62%	60%	61%	61%

General & Administrative Expenses	32,500	33,513	34,893	100,906	34,877	41,417	41,071	38,013	155,378
% of Revenues Before Reimbursements	20%	21%	21%	21%	20%	23%	22%	21%	21%

EBITDA (1)	25,238	17,627	21,752	64,617	32,503	27,408	32,507	32,558	124,976
% of Revenues Before Reimbursements	16%	11%	13%	13%	19%	15%	17%	18%	17%
Adjusted EBITDA (1)	26,108	21,852	22,052	70,012	32,571	27,408	34,462	33,208	127,649
% of Revenues Before Reimbursements	16%	14%	13%	14%	19%	15%	18%	18%	18%

Operating Income	17,716	9,528	12,884	40,128	23,977	18,570	22,909	23,298	88,754
% of Revenues Before Reimbursements	11%	6%	8%	8%	14%	10%	12%	13%	12%
Net Income	8,340	3,385	5,433	17,158	11,329	7,836	9,986	10,906	40,057
% of Revenues Before Reimbursements	5%	2%	3%	4%	6%	4%	5%	6%	6%
Y/Y Growth rate	6%	-66%	-50%	-40%	90%	66%	-12%	-4%	20%
Q/Q Growth rate	146%	-38%	-52%	N/A	45%	-22%	-8%	82%	N/A

Net Income Per Diluted Share (EPS)	0.17	0.07	0.11	0.35	0.23	0.16	0.21	0.23	0.83
Adjusted Net Income Per Diluted Share(2)	0.18	0.12	0.12	0.42	0.24	0.17	0.24	0.25	0.89
Shares used in computing income per diluted share	49,954	49,756	49,449	49,720	49,145	48,895	48,257	46,838	48,285

Balance Sheet
Cash and cash equivalents	13,342	5,132	6,743	13,342	23,134	10,530	10,320	7,632	23,134
Trade accounts receivable, net	185,129	187,201	188,824	185,129	170,464	197,877	219,868	206,567	170,464
Days sales outstanding (3)	87	91	87	87	73	84	85	83	73
Debt	222,326	239,717	260,522	222,326	232,479	272,979	309,037	267,767	232,479

Share-based compensation expense related to consulting personnel	955	1,333	1,926	4,214	1,697	2,476	2,399	2,515	9,087

Employee Data (Period End) (4)
Billable	1,716	1,778	1,920	1,716	1,931	1,952	1,928	1,896	1,931
Non-billable	514	535	573	514	577	574	571	547	577
Total	2,230	2,313	2,493	2,230	2,508	2,526	2,499	2,443	2,508

(1)	See accompanying reconciliation of EBITDA and Adjusted EBITDA

(2)	Adjusted EPS excludes certain operating costs in calculating net income as provided in the accompanying schedule

(3)	Q2 2008 DSO is calculated on a proforma basis as if the Chicago Partners acquisition had occurred April 1, 2008

(4)	Employee Data represents FTE employees (adjusted for part-time status). Non-billable employee data prior to Q4 2008 has been restated on an FTE basis.

SEGMENT INFORMATION (5)

All numbers in $000s except Per Share, People data	2009			Full Year	2008				Full Year
and percentages	Q3	Q2	Q1	2009	Q4	Q3	Q2	Q1	2008

Business Segment Revenues
North American Dispute and Investigative Services	$72,578	$72,225	$72,630	$217,433	$78,790	$79,836	$88,602	$91,002	$338,230
% of Total Revenues	41%	42%	40%	41%	41%	40%	42%	44%	42%
North American Business Consulting Services	70,738	69,356	79,639	219,733	84,703	82,902	92,045	96,341	355,991
% of Total Revenues	40%	40%	44%	41%	44%	42%	44%	47%	44%
International Consulting Operations	19,423	17,820	16,046	53,289	15,804	20,828	23,098	19,796	79,526
% of Total Revenues	11%	10%	9%	10%	8%	11%	11%	10%	10%
Economic Consulting Services	14,624	14,155	14,047	42,826	14,704	14,526	7,663	n/a	36,893
% of Total Revenues	8%	8%	8%	8%	8%	7%	4%	n/a	5%

Business Segment Revenue Before Reimbursements
North American Dispute and Investigative Services	65,859	65,810	67,247	198,916	71,359	72,363	79,305	83,823	306,850
% of Revenues Before Reimbursements	41%	42%	40%	41%	41%	40%	42%	45%	42%
North American Business Consulting Services	63,884	63,566	72,772	200,222	75,131	74,048	82,030	83,468	314,677
% of Revenues Before Reimbursements	40%	40%	44%	41%	43%	41%	43%	45%	43%
International Consulting Operations	15,532	14,698	14,306	44,536	13,778	18,311	20,701	17,003	69,793
% of Revenues Before Reimbursements	10%	9%	9%	9%	8%	10%	11%	9%	10%
Economic Consulting Services	13,878	13,258	12,887	40,023	14,207	14,186	7,349	n/a	35,742
% of Revenues Before Reimbursements	9%	8%	8%	8%	8%	8%	4%	n/a	5%

Segment Operating Profit(5)
North American Dispute and Investigative Services	28,068	25,681	25,450	79,199	30,106	32,558	33,753	35,023	131,440
% of Revenues Before Reimbursements	43%	39%	38%	40%	42%	45%	43%	42%	43%
North American Business Consulting Services	24,408	23,356	26,391	74,155	31,695	28,047	33,993	33,330	127,065
% of Revenues Before Reimbursements	38%	37%	36%	37%	42%	38%	41%	40%	40%
International Consulting Operations	4,105	4,070	4,021	12,196	3,562	6,127	8,179	5,383	23,251
% of Revenues Before Reimbursements	26%	28%	28%	27%	26%	33%	40%	32%	33%
Economic Consulting Services	5,239	4,888	4,644	14,771	5,219	5,954	2,948	n/a	14,121
% of Revenues Before Reimbursements	38%	37%	36%	37%	37%	42%	40%	n/a	40%

Other Operating Data

Average Billable Full Time Equivalent Headcount
North American Dispute and Investigative Services	673	719	765	718	779	761	762	796	775
North American Business Consulting Services	756	797	868	807	871	886	914	940	904
International Consulting Operations	201	216	207	208	192	189	185	177	185
Economic Consulting Services	104	100	101	101	98	91	55	n/a	62
Total Company	1,734	1,832	1,941	1,834	1,940	1,927	1,916	1,913	1,926
Average Bill Rate (excluding success fees)
North American Dispute and Investigative Services	286	281	283	283	275	291	299	292	290
North American Business Consulting Services	217	212	221	216	230	227	227	213	224
International Consulting Operations	247	230	223	232	250	292	294	293	280
Economic Consulting Services	347	344	343	345	335	337	319	n/a	332
Total Company	255	250	252	252	257	265	266	254	260
Average Utilization (based off 1,850 hrs)
North American Dispute and Investigative Services	74%	71%	72%	72%	75%	73%	77%	84%	77%
North American Business Consulting Services	79%	75%	77%	77%	78%	78%	80%	84%	80%
International Consulting Operations	69%	62%	69%	67%	67%	72%	76%	73%	72%
Economic Consulting Services	81%	87%	85%	84%	98%	99%	88%	n/a	96%
Total Company	76%	73%	75%	74%	77%	76%	79%	83%	79%
RECONCILIATION OF EBITDA AND ADJUSTED EBITDA TO OPERATING INCOME

	2009			Full Year	2008				Full Year
All numbers in $000s	Q3	Q2	Q1	2009	Q4	Q3	Q2	Q1	2008
Operating Income	$17,716	$9,528	$12,884	$40,128	$23,977	$18,570	$22,909	$23,298	$88,754
Depreciation	4,352	4,320	4,640	13,312	4,426	4,330	4,381	4,165	17,302
Accelerated depreciation — office closures included in other operating costs	115	387	608	1,110	493	553	620	868	2,534
Amortization	3,055	3,392	3,620	10,067	3,607	3,955	4,597	4,227	16,386

EBITDA (6)	25,238	17,627	21,752	64,617	32,503	27,408	32,507	32,558	124,976

Operating Costs
Office consolidation (excluding depreciation above)	870	4,225	300	5,395	68	—	1,955	650	2,673

Adjusted EBITDA (6)	26,108	21,852	22,052	70,012	32,571	27,408	34,462	33,208	127,649

General and administrative expenses	32,500	33,513	34,893	100,906	34,877	41,417	41,071	38,013	155,378
Long term compensation expense related to consulting personnel (including share based compensation)	3,212	2,630	3,561	9,403	3,134	3,861	3,340	2,515	12,850

Total Segment Operating Profit (5)	$61,820	$57,995	$60,506	$180,321	$70,582	$72,686	$78,873	$73,736	$295,877

(5)	Segment Operating Profit is a measure of profit used by management and excludes certain expense amounts not allocated to the specific reporting segments.

(6)	EBITDA (earnings before interest, taxes, depreciation and amortization) is not a measure of financial performance under generally accepted accounting principles (GAAP). The Company believes EBITDA is useful supplemental information for investors to evaluate financial performance. This data is also used by the Company for assessment of its operating and financial results, in addition to operating income, net income and other GAAP measures. Management believes EBITDA is a useful indicator of the Compa ny’s financial and operating performance and its ability to generate cash flows from operations that are available for taxes and capital expenditures. Investors should recognize that EBITDA might not be comparable to similarly-titled measures of other companies. This measure should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.